                                                                    EXHIBIT 99.3

                                                        MONTHLY OPERATING REPORT

  CASE  NAME:  KITTY HAWK CHARTERS, INC.                ACCRUAL BASIS

  CASE  NUMBER: 400-42143-BJH                           02/13/95, RWD, 2/96

  JUDGE: BARBARA J. HOUSER

                        UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: FEBRUARY 28, 2001


      IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

      RESPONSIBLE  PARTY:

       /s/ Drew Keith                                   Chief Financial Officer
      ------------------------------------------     --------------------------
      ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY               TITLE

      Drew Keith                                             3/20/2001
      ------------------------------------------     --------------------------
      PRINTED NAME OF RESPONSIBLE PARTY                         DATE

      PREPARER:

       /s/ Jessica L. Wilson                           Chief Accounting Officer
      -----------------------------------------      --------------------------
      ORIGINAL  SIGNATURE  OF  PREPARER                         TITLE

      Jessica L. Wilson                                       3/20/2001
      -----------------------------------------      --------------------------
      PRINTED NAME OF PREPARER                                  DATE

                                                        MONTHLY OPERATING REPORT

CASE  NAME:  KITTY HAWK CHARTERS, INC.                  ACCRUAL BASIS-1

CASE  NUMBER: 400-42143-BJH                             02/13/95, RWD, 2/96



COMPARATIVE  BALANCE  SHEET


                                                      SCHEDULE              MONTH                  MONTH           MONTH
ASSETS                                                 AMOUNT           January 2001           February 2001
------------------------------------------------------------------------------------------------------------------------
1.      UNRESTRICTED  CASH                              $15,476              $41,484               $105,697           $0
2.      RESTRICTED  CASH                                                          $0                     $0
3.      TOTAL  CASH                                     $15,476              $41,484               $105,697           $0
------------------------------------------------------------------------------------------------------------------------
4.      ACCOUNTS  RECEIVABLE  (NET)                 $13,356,789           $3,303,684             $2,886,626           $0
5.      INVENTORY                                                         $4,716,172             $4,647,767           $0
6.      NOTES  RECEIVABLE                                                         $0                     $0           $0
7.      PREPAID  EXPENSES                                                   $242,964               $163,404           $0
8.      OTHER  (ATTACH  LIST)                       $37,290,970          $49,413,378            $49,806,264           $0
9.      TOTAL  CURRENT  ASSETS                      $50,663,235          $57,717,682            $57,609,758           $0
------------------------------------------------------------------------------------------------------------------------
10.     PROPERTY,  PLANT  &  EQUIPMENT              $17,083,867          $16,843,061            $16,843,061           $0
11.     LESS:  ACCUMULATED
        DEPRECIATION / DEPLETION                                          $7,285,387             $7,468,985           $0
12.     NET  PROPERTY,  PLANT  &
        EQUIPMENT                                   $17,083,867           $9,557,674             $9,374,076           $0
------------------------------------------------------------------------------------------------------------------------
13.     DUE FROM INSIDERS                                                         $0                     $0           $0
14.     OTHER  ASSETS  -  NET  OF
        AMORTIZATION  (ATTACH  LIST)                                              $0                     $0           $0
15.     OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------
16.     TOTAL ASSETS                                $67,747,102          $67,275,356            $66,983,834           $0
========================================================================================================================
POSTPETITION  LIABILITIES
17.     ACCOUNTS  PAYABLE                                                   $248,829               $289,606           $0
18.     TAXES  PAYABLE                                                     ($820,669)             ($918,266)          $0
19.     NOTES  PAYABLE                                                            $0                     $0           $0
20.     PROFESSIONAL  FEES                                                        $0                     $0           $0
21.     SECURED  DEBT                                                             $0                     $0           $0
22.     OTHER  (ATTACH  LIST)                                             $1,541,780             $1,465,544           $0
23.     TOTAL  POSTPETITION
------------------------------------------------------------------------------------------------------------------------
        LIABILITIES                                                         $969,940               $836,884           $0
========================================================================================================================
PREPETITION  LIABILITIES
24.     SECURED  DEBT                                  $152,776              $67,567                $56,529           $0
25.     PRIORITY  DEBT                                 $380,384                   $0                     $0           $0
26.     UNSECURED  DEBT                             $10,596,326          $18,176,267            $18,173,450           $0
27.     OTHER (ATTACH LIST)                                                       $0                     $0           $0
28.     TOTAL  PREPETITION  LIABILITIES             $11,129,486          $18,243,834            $18,229,979           $0
------------------------------------------------------------------------------------------------------------------------
29.     TOTAL LIABILITIES                           $11,129,486          $19,213,774            $19,066,863           $0
========================================================================================================================
EQUITY

30.     PREPETITION  OWNERS'  EQUITY                                     $49,811,125            $49,811,125           $0
31.     POSTPETITION  CUMULATIVE
        PROFIT  OR  (LOSS)                                               ($1,749,543)           ($1,894,154)          $0
32.     DIRECT  CHARGES  TO  EQUITY
        (ATTACH  EXPLANATION)
33.     TOTAL  EQUITY                                        $0          $48,061,582            $47,916,971           $0
------------------------------------------------------------------------------------------------------------------------
34.     TOTAL  LIABILITIES  &
        OWNERS'  EQUITY                             $11,129,486          $67,275,356            $66,983,834           $0
========================================================================================================================

                                                        MONTHLY OPERATING REPORT

CASE  NAME:  KITTY HAWK CHARTERS, INC.                  ACCRUAL BASIS-2

CASE  NUMBER: 400-42143-BJH                             02/13/95, RWD, 2/96

INCOME STATEMENT


                                                    MONTH                MONTH                  MONTH         QUARTER
REVENUES                                        January 2001         February 2001                             TOTAL
------------------------------------------------------------------------------------------------------------------------
1.     GROSS  REVENUES                            $1,303,182            $1,193,073                 $0        $2,496,255
2.     LESS:  RETURNS & DISCOUNTS                         $0                    $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------
3.     NET  REVENUE                               $1,303,182            $1,193,073                 $0        $2,496,255
=======================================================================================================================

COST  OF  GOODS  SOLD
4.     MATERIAL                                           $0                    $0                 $0                $0
5.     DIRECT  LABOR                                      $0                    $0                 $0                $0
6.     DIRECT  OVERHEAD                                   $0                    $0                 $0                $0
7.     TOTAL  COST  OF  GOODS  SOLD                       $0                    $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------
8.     GROSS  PROFIT                              $1,303,182            $1,193,073                 $0        $2,496,255
=======================================================================================================================

OPERATING  EXPENSES
9.     OFFICER / INSIDER  COMPENSATION               $10,000               $10,000                 $0           $20,000
10.    SELLING  &  MARKETING                              $0                    $0                 $0                $0
11.    GENERAL & ADMINISTRATIVE                      $64,290               $58,356                 $0          $122,646
12.    RENT  &  LEASE                                 $3,425                $1,915                 $0            $5,340
13.    OTHER (ATTACH LIST)                        $1,296,734            $1,166,589                 $0        $2,463,323
------------------------------------------------------------------------------------------------------------------------
14.    TOTAL  OPERATING  EXPENSES                 $1,374,449            $1,236,860                 $0        $2,611,309
------------------------------------------------------------------------------------------------------------------------
15.    INCOME  BEFORE  NON-OPERATING
       INCOME & EXPENSE                             ($71,267)             ($43,787)                $0         ($115,054)
=======================================================================================================================

OTHER  INCOME  &  EXPENSES
16.    NON-OPERATING INCOME (ATT.  LIST)                  $0                    $0                 $0                $0
17.    NON-OPERATING EXPENSE (ATT.  LIST)                 $0                    $0                 $0                $0
18.    INTEREST  EXPENSE                              $1,343                  $540                 $0            $1,883
19.    DEPRECIATION / DEPLETION                     $175,669              $183,599                 $0          $359,268
20.    AMORTIZATION                                       $0                    $0                 $0                $0
21.    OTHER (ATTACH LIST)                                $0                    $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------
22.    NET  OTHER INCOME & EXPENSES                 $177,012              $184,139                 $0          $361,151
=======================================================================================================================

REORGANIZATION  EXPENSES
23.    PROFESSIONAL  FEES                                 $0                    $0                 $0                $0
24.    U.S.  TRUSTEE  FEES                                $0                    $0                 $0                $0
25.    OTHER (ATTACH LIST)                                $0                    $0                 $0                $0
26.    TOTAL  REORGANIZATION  EXPENSES                    $0                    $0                 $0                $0
------------------------------------------------------------------------------------------------------------------------
27.    INCOME  TAX                                  ($74,102)             ($83,315)                $0         ($157,417)
=======================================================================================================================
28.    NET  PROFIT  (LOSS)                         ($174,177)            ($144,611)                $0         ($318,788)
=======================================================================================================================

                                                        MONTHLY OPERATING REPORT

CASE  NAME:  KITTY HAWK CHARTERS, INC.                  ACCRUAL BASIS-3

CASE  NUMBER: 400-42143-BJH                             02/13/95, RWD, 2/96



CASH  RECEIPTS  AND                                          MONTH              MONTH                 MONTH               QUARTER
DISBURSEMENTS                                            January 2001       February 2001                                  TOTAL
------------------------------------------------------------------------------------------------------------------------------------
1.      CASH - BEGINNING  OF  MONTH                           $23,477             $41,484                $0                 $23,477
------------------------------------------------------------------------------------------------------------------------------------

RECEIPTS  FROM  OPERATIONS
2.      CASH  SALES                                               $50              $1,918                $0                  $1,968
------------------------------------------------------------------------------------------------------------------------------------

COLLECTION  OF  ACCOUNTS  RECEIVABLE
3.      PREPETITION                                                $0                  $0                $0                      $0
4.      POSTPETITION                                       $2,119,654          $1,620,026                $0              $3,739,680
------------------------------------------------------------------------------------------------------------------------------------
5.      TOTAL  OPERATING  RECEIPTS                         $2,119,704          $1,621,944                $0              $3,741,648
====================================================================================================================================

NON - OPERATING RECEIPTS
6.      LOANS  &  ADVANCES  (ATTACH  LIST)                         $0                  $0                $0                      $0
7.      SALE  OF  ASSETS                                           $0                  $0                $0                      $0
8.      OTHER  (ATTACH  LIST)                             ($2,101,697)        ($1,557,731)               $0             ($3,659,428)
9.      TOTAL  NON-OPERATING  RECEIPTS                    ($2,101,697)        ($1,557,731)               $0             ($3,659,428)
------------------------------------------------------------------------------------------------------------------------------------
10.     TOTAL  RECEIPTS                                       $18,007             $64,213                $0                 $82,220
------------------------------------------------------------------------------------------------------------------------------------
11.     TOTAL  CASH  AVAILABLE                                $41,484            $105,697                $0                $105,697
====================================================================================================================================

OPERATING  DISBURSEMENTS
12.     NET  PAYROLL                                               $0                  $0                $0                      $0
13.     PAYROLL TAXES PAID                                         $0                  $0                $0                      $0
14.     SALES,  USE  &  OTHER  TAXES  PAID                         $0                  $0                $0                      $0
15.     SECURED / RENTAL / LEASES                                  $0                  $0                $0                      $0
16.     UTILITIES                                                  $0                  $0                $0                      $0
17.     INSURANCE                                                  $0                  $0                $0                      $0
18.     INVENTORY  PURCHASES                                       $0                  $0                $0                      $0
19.     VEHICLE  EXPENSES                                          $0                  $0                $0                      $0
20.     TRAVEL                                                     $0                  $0                $0                      $0
21.     ENTERTAINMENT                                              $0                  $0                $0                      $0
22.     REPAIRS  &  MAINTENANCE                                    $0                  $0                $0                      $0
23.     SUPPLIES                                                   $0                  $0                $0                      $0
24.     ADVERTISING                                                $0                  $0                $0                      $0
25.     OTHER  (ATTACH  LIST)                                      $0                  $0                $0                      $0
------------------------------------------------------------------------------------------------------------------------------------
26.     TOTAL  OPERATING  DISBURSEMENTS                            $0                  $0                $0                      $0
====================================================================================================================================

REORGANIZATION  EXPENSES
27.     PROFESSIONAL  FEES                                         $0                  $0                $0                      $0
28.     U.S.  TRUSTEE  FEES                                        $0                  $0                $0                      $0
29.     OTHER  (ATTACH  LIST)                                      $0                  $0                $0                      $0
30.     TOTAL  REORGANIZATION  EXPENSES                            $0                  $0                $0                      $0
31.     TOTAL  DISBURSEMENTS                                       $0                  $0                $0                      $0
32.     NET  CASH  FLOW                                       $18,007             $64,213                $0                 $82,220
------------------------------------------------------------------------------------------------------------------------------------
33.     CASH - END OF MONTH                                   $41,484            $105,697                $0                $105,697
====================================================================================================================================


                                                        MONTHLY OPERATING REPORT

CASE  NAME:  KITTY HAWK CHARTERS, INC.                  ACCRUAL BASIS-4

CASE  NUMBER: 400-42143-BJH                             02/13/95, RWD, 2/96


                                                    SCHEDULE           MONTH                 MONTH          MONTH
ACCOUNTS  RECEIVABLE  AGING                          AMOUNT         January 2001         February 2001
-----------------------------------------------------------------------------------------------------------------
1.      0-30                                                            $824,279            $1,255,360         $0
2.      31-60                                                           $948,070              $490,107         $0
3.      61-90                                                           $333,026              $145,181         $0
4.      91+                                                           $1,198,309              $995,978         $0
5.      TOTAL  ACCOUNTS  RECEIVABLE                       $0          $3,303,684            $2,886,626         $0
-----------------------------------------------------------------------------------------------------------------
6.      AMOUNT  CONSIDERED  UNCOLLECTIBLE                                     $0                    $0         $0
-----------------------------------------------------------------------------------------------------------------
7.      ACCOUNTS  RECEIVABLE  (NET)                       $0          $3,303,684            $2,886,626         $0
=================================================================================================================




AGING  OF  POSTPETITION  TAXES  AND  PAYABLES               MONTH: February 2001



                                                    0-30               31-60          61-90        91+
TAXES  PAYABLE                                      DAYS                DAYS           DAYS         DAYS           TOTAL
--------------------------------------------------------------------------------------------------------------------------
1.      FEDERAL                                   ($918,894)               $0             $0            $0       ($918,894)
2.      STATE                                          $628                $0             $0            $0            $628
3.      LOCAL                                            $0                $0             $0            $0              $0
4.      OTHER (ATTACH LIST)                              $0                $0             $0            $0              $0
--------------------------------------------------------------------------------------------------------------------------
5.      TOTAL  TAXES  PAYABLE                     ($918,266)               $0             $0            $0       ($918,266)
==========================================================================================================================
6.      ACCOUNTS  PAYABLE                          $102,017           $23,971         $1,026      $162,592        $289,606
==========================================================================================================================



STATUS  OF  POSTPETITION  TAXES                        MONTH:      February 2001


                                                     BEGINNING         AMOUNT                                  ENDING
                                                        TAX         WITHHELD AND/            AMOUNT             TAX
FEDERAL                                              LIABILITY*      0R ACCRUED               PAID            LIABILITY
-----------------------------------------------------------------------------------------------------------------------
1.      WITHHOLDING**                                       $0           $166,804           $166,804                 $0
2.      FICA-EMPLOYEE**                                     $0                 $0                 $0                 $0
3.      FICA-EMPLOYER**                                     $0                 $0                 $0                 $0
4.      UNEMPLOYMENT                                        $0                 $0                 $0                 $0
5.      INCOME                                       ($835,579)          ($83,315)                $0          ($918,894)
6.      OTHER (ATTACH LIST)                                 $0                 $0                 $0                 $0
-----------------------------------------------------------------------------------------------------------------------
7.      TOTAL  FEDERAL  TAXES                        ($835,579)           $83,489           $166,804          ($918,894)
=======================================================================================================================

STATE  AND  LOCAL
8.      WITHHOLDING                                         $0                 $0                 $0                 $0
9.      SALES                                             $323                 $0                 $0               $323
10.     EXCISE                                         $14,587            $17,112            $31,394               $305
11.     UNEMPLOYMENT                                        $0                 $0                 $0                 $0
12.     REAL  PROPERTY                                      $0                 $0                 $0                 $0
13.     PERSONAL  PROPERTY                                  $0                 $0                 $0                 $0
14.     OTHER (ATTACH LIST)                                 $0                 $0                 $0                 $0
15.     TOTAL  STATE  &  LOCAL                         $14,910            $17,112            $31,394               $628
-----------------------------------------------------------------------------------------------------------------------
16.     TOTAL  TAXES                                 ($820,669)          $100,601           $198,198          ($918,266)
=======================================================================================================================

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE  NAME:  KITTY HAWK CHARTERS, INC.                  ACCRUAL BASIS-5

CASE  NUMBER: 400-42143-BJH                             02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                       MONTH:      February 2001
BANK  RECONCILIATIONS


                                                       Account #1               Account #2       Account #3
---------------------------------------------------------------------------------------------------------------------------
A.      BANK:                                           Bank One                Sun Trust
B.      ACCOUNT  NUMBER:                               100128198                 5572932                             TOTAL
C.      PURPOSE  (TYPE):                                Deposit                 Operating
---------------------------------------------------------------------------------------------------------------------------
1.      BALANCE  PER  BANK  STATEMENT                          $0                 $18,631                           $18,631
2.      ADD:  TOTAL  DEPOSITS  NOT  CREDITED                   $0                      $0                                $0
3.      SUBTRACT:  OUTSTANDING  CHECKS                         $0                      $0                                $0
4.      OTHER  RECONCILING  ITEMS                         $71,683                      $0                           $71,683
5.      MONTH  END  BALANCE  PER  BOOKS                   $71,683                 $18,631                $0         $90,314
6.      NUMBER  OF  LAST  CHECK  WRITTEN                No checks               No checks



INVESTMENT ACCOUNTS


                                             DATE OF             TYPE OF        PURCHASE          CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER             PURCHASE           INSTRUMENT        PRICE             VALUE
---------------------------------------------------------------------------------------------------------
7.      N/A
8.      N/A
9.      N/A
10.     N/A
11.     TOTAL  INVESTMENTS                                                            $0               $0

CASH
---------------------------------------------------------------------------------------------------------
12.     CURRENCY ON HAND                                                                          $15,383
---------------------------------------------------------------------------------------------------------
13.     TOTAL  CASH  -  END  OF MONTH                                                             105,697
---------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE  NAME:  KITTY HAWK CHARTERS, INC.                  ACCRUAL BASIS-6

CASE  NUMBER: 400-42143-BJH                             02/13/95, RWD, 2/96

                                                        MONTH:    February 2001

PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.



                                     INSIDERS
-----------------------------------------------------------------------------
                                    TYPE OF         AMOUNT         TOTAL PAID
         NAME                       PAYMENT          PAID            TO DATE
-----------------------------------------------------------------------------
1.   Toby Skaar                     Salary              $0             $4,808
2.   Doug Kalitta                   Salary         $10,000           $110,000
3.   N/A
4.   N/A
5.   N/A
-----------------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  INSIDERS                                  $10,000           $114,808
=============================================================================


                                                    PROFESSIONALS
--------------------------------------------------------------------------------------------------------------------------
                           DATE OF COURT                                                                           TOTAL
                         ORDER AUTHORIZING            AMOUNT              AMOUNT            TOTAL PAID           INCURRED
          NAME                PAYMENT                APPROVED              PAID               TO DATE           & UNPAID *
-----------------------  -----------------           --------             ------            ----------          ----------
1.   N/A
2.   N/A
3.   N/A
4.   N/A
5.   N/A
--------------------------------------------------------------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  PROFESSIONALS                                     $0                 $0                    $0                  $0
==========================================================================================================================


*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS


                                                  SCHEDULED             AMOUNTS
                                                   MONTHLY               PAID               TOTAL
                                                   PAYMENTS             DURING              UNPAID
      NAME OF CREDITOR                               DUE                 MONTH           POSTPETITION
-----------------------------                     ---------             -------          ------------
1.   GE Capital                                   $11,579               $11,038                    $0
2.   N/A
3.   N/A
4.   N/A
5.   N/A
-----------------------------------------------------------------------------------------------------
6.   TOTAL                                        $11,579               $11,038                    $0
=====================================================================================================

                                                       MONTHLY OPERATING REPORT

 CASE  NAME:  KITTY HAWK CHARTERS, INC.                ACCRUAL  BASIS-7

 CASE  NUMBER: 400-42143-BJH                           02/13/95, RWD, 2/96

                                                       MONTH: February 2001

 QUESTIONNAIRE


                                                                                               YES         NO
                                                                                              -----       ----
--------------------------------------------------------------------------------------------------------------
 1.     HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE
        THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?                                        X
--------------------------------------------------------------------------------------------------------------
 2.     HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT
        OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                                                   X
--------------------------------------------------------------------------------------------------------------
 3.     ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
        LOANS) DUE  FROM RELATED PARTIES?                                                                  X
--------------------------------------------------------------------------------------------------------------
 4.     HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES
        THIS REPORTING PERIOD?                                                                  X
--------------------------------------------------------------------------------------------------------------
 5.     HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE
        DEBTOR FROM ANY PARTY?                                                                             X
--------------------------------------------------------------------------------------------------------------
 6.     ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                                 X
--------------------------------------------------------------------------------------------------------------
 7.     ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES
        PAST  DUE?                                                                                         X
--------------------------------------------------------------------------------------------------------------
 8.     ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                            X
--------------------------------------------------------------------------------------------------------------
 9.     ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                                     X
--------------------------------------------------------------------------------------------------------------
 10.    ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS
        DELINQUENT?                                                                                        X
--------------------------------------------------------------------------------------------------------------
 11.    HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE
        REPORTING PERIOD?                                                                                  X
--------------------------------------------------------------------------------------------------------------
 12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                    X
--------------------------------------------------------------------------------------------------------------


 IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
 Item 4 - Payments have been made on the GE Capital Note, secured by one
 Learjet.



 INSURANCE

                                                                                               YES         NO
                                                                                              -----       ----
--------------------------------------------------------------------------------------------------------------
 1.     ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
        NECESSARY INSURANCE COVERAGES IN EFFECT?                                                X
--------------------------------------------------------------------------------------------------------------
 2.     ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                             X
--------------------------------------------------------------------------------------------------------------
 3.     PLEASE  ITEMIZE  POLICIES  BELOW.
--------------------------------------------------------------------------------------------------------------


 IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                              INSTALLMENT  PAYMENTS
----------------------------------------------------------------------------------------------------------------
             TYPE  OF                                                                             PAYMENT AMOUNT
              POLICY                            CARRIER                 PERIOD COVERED              & FREQUENCY
--------------------------------------          -------                 --------------            --------------
See Kitty Hawk, Inc. Case #400-42141


CASE  NAME: KITTY HAWK CHARTERS, INC.

CASE  NUMBER: 400-42143

DETAILS OF OTHER ITEMS

ACCRUAL BASIS-1                                                 February 2001


8.    OTHER  (ATTACH  LIST)                                   $ 49,806,264 Reported
                                                              -------------
           Intercompany Receivables                             49,275,932
           A/R 401(k) Loan                                          (2,931)
           A/R Employees                                             5,742
           A/R Clothing Sales                                       31,280
           A/R Other                                               267,277
           A/R Aging reconciling item                              154,826
           A/R Accrued                                               8,100
           Fuel Inventory                                            9,962
           Security Deposit                                         56,076
                                                              -------------
                                                                49,806,264 Detail
                                                              -------------
                                                                         - Difference

22.   OTHER  (ATTACH  LIST)                                    $ 1,465,544 Reported
                                                              -------------
           Accrued Maintenance                                           -
           Accrued charter expenses                                644,687
           Accrued Salaries/Wages                                  181,296
           Accrued 401(k)                                           11,598
           A/P Aging reconciling item                               12,403
           Misc                                                     25,865
           Accrued Fuel                                            589,695
                                                              -------------
                                                                 1,465,544 Detail
                                                              -------------
                                                                         - Difference

ACCRUAL BASIS-2

13.   OTHER (ATTACH LIST)                                       $1,166,589 Reported
                                                              -------------
           Ondemand costs                                           46,334
           135 Airline charter costs                                 7,638
           Parts Lease
           Fuel                                                    340,059
           Wages                                                   506,574
           Travel expense                                            9,482
           Insurance                                                45,766
           Rotables/Repair/Consumables                             178,328
           Shipping                                                  4,595
           Charts                                                    3,120
           Pre-emp testing                                           2,075
           Shop materials/equip rental                              22,618
           Maintenance allocation                                        -
                                                              -------------
                                                                 1,166,589 Detail
                                                              -------------
                                                                         - Difference

ACCRUAL BASIS-3

8.    OTHER  (ATTACH  LIST)                                     (1,557,731)Reported
                                                              -------------
           Credit card charges                                      (7,510)
           Sweeps to Kitty Hawk, Inc.                           (1,550,221)Detail
                                                              -------------
                                                                (1,557,731)Detail
                                                              -------------
                                                                         - Difference


    CASE  NAME:  KITTY HAWK CHARTERS, INC.              FOOTNOTES SUPPLEMENT

    CASE  NUMBER: 400-42143-BJH                         ACCRUAL BASIS

                                                        MONTH:   February 2001


  ACCRUAL BASIS FORM NUMBER       LINE NUMBER                              FOOTNOTE / EXPLANATION
------------------------------    -----------   ------------------------------------------------------------------------------
              6                                 All Professional fees related to the Reorganization of the
                                                  Company are disbursed out of Kitty Hawk, Inc. (Parent
                                                  Company). Refer to Case # 400-42141
------------------------------------------------------------------------------------------------------------------------------

              7                                 All insurance plans related to the Company are carried
                                                  at Kitty Hawk, Inc. (Parent Company). Refer to Case #
                                                  400-42141.
------------------------------------------------------------------------------------------------------------------------------

              3                        3        The current general ledger system is not able to provide a detail of customer cash receipts segregated by prepetion accounts receivable and post petition accounts receivable. Therefore, cash receipts is provided in total for the month.
------------------------------------------------------------------------------------------------------------------------------

              3                        8        All cash received into the Company cash accounts is swept
                                                   each night to Kitty Hawk, Inc. Master Account (see Case
                                                   #400-42141).
------------------------------------------------------------------------------------------------------------------------------

              3                       31        All disbursements (either by wire transfer or check), including payroll are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
------------------------------------------------------------------------------------------------------------------------------

              4                        6        All assessment of uncollectible accounts receivable are done at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
                                                   are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
------------------------------------------------------------------------------------------------------------------------------

              4                        6        Accounts payable on the aging are in the 60 and 90 day categories due to wire transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P aging and invoices on Kitty Hawk Charters Aging. Company is working on clearing these items.
------------------------------------------------------------------------------------------------------------------------------



              3                       28        All payments are made by Kitty Hawk, Inc. (Case #400-42141)
------------------------------------------------------------------------------------------------------------------------------